Exhibit 4.1

EXECUTION VERSION

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2018-1 Securities Intermediary

SERIES 2018-1 SUPPLEMENT

Dated as of April 24, 2018

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of March 15, 2012

$425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I

$400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II

ANNEXES

Annex A	—	Series 2018-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1	—	Form of Restricted Global Series 2018-1 Class A-2-I Note
Exhibit A-2	—	Form of Regulation S Global Series 2018-1 Class A-2-I Note
Exhibit A-3	—	Form of Unrestricted Global Series 2018-1 Class A-2-I Note
Exhibit A-4	—	Form of Restricted Global Series 2018-1 Class A-2-II Note
Exhibit A-5	—	Form of Regulation S Global Series 2018-1 Class A-2-II Note
Exhibit A-6	—	Form of Unrestricted Global Series 2018-1 Class A-2-II Note
Exhibit B-1	—	Form of Transferee Certificate for Series 2018-1 Class A-2-I Notes or Series 2018-1 Class A-2-II Notes for Transfers of Interests in Restricted Global Notes to Interests in Regulation S Global Notes

(i)

Exhibit B-2	—	Form of Transferee Certificate for Series 2018-1 Class A-2-I Notes or Series 2018-1 Class A-2-II Notes for Transfers of Interests in Restricted Global Notes to Interests in Unrestricted Global Notes
Exhibit B-3	—	Form of Transferee Certificate for Series 2018-1 Class A-2-I Notes or Series 2018-1 Class A-2-II Notes for Transfers of Interest in Regulation S Global Notes or Unrestricted Global Notes to Persons Taking Delivery in the Form of an Interest in a Restricted Global Note
Exhibit C	—	Form of Quarterly Noteholders’ Statement

(ii)

SERIES 2018-1 SUPPLEMENT, dated as of April 24, 2018 (this “Series Supplement”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the Domestic Distributor, and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2018-1 Securities Intermediary, to the Base Indenture, dated as March 15, 2012, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Section 2.02 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2018-1 Senior Notes. On the Series 2018-1 Closing Date, the following subclasses of Notes of such Series shall be issued: two Subclasses of Class A-2 Notes, consisting of (i) $425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2018-1 Class A-2-I Notes”) and (ii) $400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2018-1 Class A-2-II Notes” and together with the Series 2018-1 Class A-2-I Notes, the “Series 2018-1 Senior Notes”). For purposes of the Base Indenture, the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes shall be deemed to be “Senior Notes.” Each Subclass of the Series 2018-1 Senior Notes may also be referred to as a “Tranche.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2018-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2018-1 Supplemental Definitions List”) as such Series 2018-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2018-1 Senior Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

SERIES 2018-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2018-1 Senior Notes only, the following shall apply:

Section 2.01 Allocations with Respect to the Series 2018-1 Senior Notes. On the Series 2018-1 Closing Date, $4,500,000 of the net proceeds from the initial sale of the Series 2018-1 Senior Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2018-1 Senior Notes will be paid to, or at the direction of, the Co-Issuers.

Section 2.02 Application of Weekly Collections on Weekly Allocation Dates to the Series 2018-1 Senior Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2018-1 Senior Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2018-1 Class A-2 Quarterly Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2018-1 Notes Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2018-1 Senior Notes equal to the Series 2018-1 Notes Interest Reserve Amount.

(ii) If on any Weekly Allocation Date there is a Series 2018-1 Notes Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2018-1 Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On each Accounting Date preceding the first Quarterly Payment Date following a Series 2018-1 Interest Reserve Release Event or on which a Series 2018-1 Interest Reserve Release Event occurs, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to withdraw the Series 2018-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account on the applicable Quarterly Payment Date and to deposit such amounts into the Collection Account in accordance with Section 5.10(a)(xxix) of the Base Indenture; provided that immediately after giving effect to any withdrawal of funds from the Senior Notes Interest Reserve Account pursuant to Section 5.10(a)(xxix) of the Base Indenture in connection with such Series 2018-1 Interest Reserve Release Event, there shall be no Series 2018-1 Notes Interest Reserve Account Deficit Amount outstanding.

(c) Series 2018-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2018-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

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(d) Series 2018-1 Class A-2 Scheduled Principal Payments. On each Weekly Allocation Date prior to the occurrence of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(e) Series 2018-1 Class A-2 Scheduled Principal Payment Deficiency Amount. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amount attributable to the Series 2018-1 Senior Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(f) Series 2018-1 Senior Notes Quarterly Post-ARD Contingent Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Post-ARD Contingent Interest deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2018-1 Class A-2 Make-Whole Prepayment Premium. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 2.02 that is not timely delivered by or on behalf of any Co-Issuer.

Section 2.03 Certain Distributions from Series 2018-1 Distribution Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Manager’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2018-1 Noteholders from the Series 2018-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.12(a), (c) and (g), as applicable, of the Base Indenture, in each case with respect to the Series 2018-1 Senior Notes, the amount deposited in the Series 2018-1 Distribution Account for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.

Section 2.04 Series 2018-1 Interest.

(a) Series 2018-1 Note Rate. From the Series 2018-1 Closing Date until the Series 2018-1 Outstanding Principal Amount with respect to such Subclass has been paid in full, the Outstanding Principal Amount of a Subclass of the Series 2018-1 Senior Notes (after giving effect to all payments of principal made to Series 2018-1 Noteholders as of the first day of such Interest Period and also giving effect to repurchases and cancellations of Series 2018-1 Senior Notes during such Interest Period) shall accrue interest at the Series 2018-1 Note Rate applicable to such Subclass for such Interest Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in

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accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on July 25, 2018; provided that in any event all accrued but unpaid interest with respect to such Subclass shall be due and payable in full on the Series 2018-1 Legal Final Maturity Date, on any Series 2018-1 Prepayment Date with respect to a prepayment in full of the Outstanding Principal Amount of such Subclass of the Series 2018-1 Senior Notes or on any other day on which all of the Series 2018-1 Outstanding Principal Amount of such Subclass is required to be paid in full. To the extent any interest accruing on a Subclass at the Series 2018-1 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2018-1 Note Rate for such Subclass. Computations of interest at the Series 2018-1 Note Rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(b) Series 2018-1 Class A-2 Post-ARD Contingent Interest.

(i) Post-ARD Contingent Interest. From and after the Series 2018-1 Anticipated Repayment Date applicable to a Subclass of the Series 2018-1 Senior Notes until the Series 2018-1 Outstanding Principal Amount with respect to such Subclass has been paid in full, additional interest (the “Series 2018-1 Class A-2 Post-ARD Contingent Interest”) shall accrue on the Outstanding Principal Amount of such Subclass at an annual interest rate (the “Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate”) which for the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes shall be equal to the greater of (a) 5% per annum and (b) a per annum rate equal to the excess, if any, by which (i) the sum of the yield to maturity (adjusted to a quarterly bond-equivalent basis), on such Subclass’ Series 2018-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus 5% plus (A) with respect to the Series 2018-1 Class A-2-I Notes, 1.30% and (B) with respect to the Series 2018-1 Class A-2-II Notes, 1.50%, exceeds (ii) the Series 2018-1 Note Rate for such Subclass. Computations of Series 2018-1 Class A-2 Post-ARD Contingent Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(ii) Payment of Series 2018-1 Class A-2 Post-ARD Contingent Interest. Any Series 2018-1 Class A-2 Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date only as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2018-1 Class A-2 Post-ARD Contingent Interest on any applicable Quarterly Payment Date (including on the Series 2018-1 Legal Final Maturity Date) in excess of amounts available therefor in accordance with the Priorities of Payment will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c) Series 2018-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2018-1 Senior Notes shall commence on the Series 2018-1 Closing Date and end on (but exclude) July 25, 2018.

Section 2.05 Payment of Series 2018-1 Note Principal.

(a) Series 2018-1 Notes Principal Payment at Legal Maturity. The Series 2018-1 Outstanding Principal Amount shall be due and payable on the Series 2018-1 Legal Final Maturity Date. The Series 2018-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 2.05.

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(b) Series 2018-1 Anticipated Repayment. The Series 2018-1 Final Payment is anticipated to occur (i) with respect to the Series 2018-1 Class A-2-I Notes, on or before the Quarterly Payment Date occurring in October 2025 and (ii) with respect to the Series 2018-1 Class A-2-II Notes, on the Quarterly Payment Date occurring in July 2027 (each such Quarterly Payment Date, the “Series 2018-1 Anticipated Repayment Date” with respect to such Subclass).

(c) Payment of Series 2018-1 Class A-2 Scheduled Principal Payments. Series 2018-1 Class A-2 Scheduled Principal Payments with respect to each Subclass will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2018-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default; provided, that no Series 2018-1 Class A-2 Scheduled Principal Payment will be due and payable on any Quarterly Payment Date if the Series Non-Amortization Test is met with respect to such date; and provided further that, even if the Series Non-Amortization Test is met with respect to such date, at the option of the Master Issuer, and prior to the Series 2018-1 Anticipated Repayment Date for such Subclass, all or part of the Series 2018-1 Class A-2 Scheduled Principal Payment Amount with respect to such Subclass may be paid on any Quarterly Payment Date.

(d) Series 2018-1 Notes Mandatory Payments of Principal.

(i) If a Change of Control to which the Control Party (acting at the direction of the Controlling Class Representative) has not waived or provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2018-1 Senior Notes in full by (A) depositing within ten Business Days of the date on which such Change of Control occurs an amount equal to the Series 2018-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to each Subclass of the Series 2018-1 Senior Notes under the Indenture Documents as of the applicable Series 2018-1 Prepayment Date referred to in clause (D) below (including all interest and fees accrued to such date, any Series 2018-1 Class A-2 Make-Whole Prepayment Premium for each Subclass required to be paid in connection therewith pursuant to Section 2.05(e) of this Series Supplement) in the Series 2018-1 Distribution Account, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), (C) delivering Prepayment Notices in accordance with Section 2.05(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the Series 2018-1 Noteholders of each Subclass on the Series 2018-1 Prepayment Date specified in such Prepayment Notices.

(ii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Subclass of Series 2018-1 Senior Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2018-1 Class A-2 Make-Whole Prepayment Premium for such Subclass required to be paid in connection therewith pursuant to Section 2.05(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2018-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2018-1 Class A-2 Make-Whole Prepayment Premium in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2018-1 Noteholders within such Subclass based on their respective portion of the Series 2018-1 Outstanding Principal Amount of such Subclass.

(e) Series 2018-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2018-1 Senior Notes made pursuant to Section 2.05(d)(i),

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Section 2.05(d)(ii) or Section 2.05(i) of this Series Supplement upon a Change of Control, in connection with any Real Estate Disposition Proceeds, or during any Rapid Amortization Period, or in connection with any optional prepayment of any Subclass of the Series 2018-1 Senior Notes made pursuant to Section 2.05(f) of this Series Supplement, in each case prior to the applicable Series 2018-1 Anticipated Repayment Date (each, a “Series 2018-1 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2018-1 Class A-2 Make-Whole Prepayment Premium to the Series 2018-1 Noteholders of each such Subclass being prepaid with respect to the applicable Series 2018-1 Prepayment Amount; provided that no such Series 2018-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection (A) (i) with respect to the Series 2018-1 Class A-2-I Notes, prepayments made on or after the Quarterly Payment Date in October 2022, and (ii) with respect to the Series 2018-1 Class A-2-II Notes, prepayments made on or after the Quarterly Payment Date in July 2024, (with respect to each Subclass, the dates set forth in clauses (i) and (ii), the “Make-Whole End Date” for such Subclass), (B) with any prepayment made in connection with Indemnification Payments, or (C) with Series 2018-1 Class A-2 Scheduled Principal Payments (including those paid at the election of the Master Issuer if the Series Non-Amortization Test is satisfied) and any Series 2018-1 Class A-2 Scheduled Principal Deficiency Amounts.

(f) Optional Prepayment of Series 2018-1 Senior Notes. Subject to Section 2.05(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of a Subclass of the Series 2018-1 Senior Notes in full on any Business Day or in part on any Quarterly Payment Date, or on any date a mandatory prepayment may be made and that is specified as the Series 2018-1 Prepayment Date in the applicable Prepayment Notices; provided, that the Co-Issuers shall not make any optional prepayment in part of any Subclass of Series 2018-1 Senior Notes pursuant to this Section 2.05(f) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the funds on deposit in the Senior Notes Principal Payments Account that are allocable to the Subclass or Subclasses of the Series 2018-1 Senior Notes to be prepaid are sufficient to pay the principal amount of the Subclass or Subclasses of Series 2018-1 Senior Notes to be prepaid and the Series 2018-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 2.05(e), in each case, payable on the relevant Series 2018-1 Prepayment Date; (ii) the funds on deposit in the Senior Notes Interest Account that are allocable to the Series 2018-1 Outstanding Principal Amount to be prepaid are sufficient to pay (A) the Series 2018-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2018-1 Prepayment Date relating to the Series 2018-1 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in full of all Series 2018-1 Senior Notes, (x) the Series 2018-1 Class A-2 Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2018-1 Senior Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2018-1 Prepayment pursuant to Section 2.05(d)(i) or Section 2.05(f) of this Series Supplement to each Series 2018-1 Noteholder of the Subclass to receive such Series 2018-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the Series 2018-1 Noteholders receiving such Series 2018-1 Prepayment shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee

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to distribute such prepayment in accordance with the applicable provisions of Section 2.05(j) of this Series Supplement. With respect to each such Series 2018-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2018-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than 10 Business Days after the occurrence of such event, (B) the aggregate principal amount of the applicable Subclass to be prepaid on such date (such amount for each Subclass, together with all accrued and unpaid interest thereon to such date, a “Series 2018-1 Prepayment Amount”) and (C) the date on which the applicable Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2018-1 Prepayment Date (the “Series 2018-1 Make-Whole Premium Calculation Date”). Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent. The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the Series 2018-1 Noteholders expected to receive such Series 2018-1 Prepayment, to revoke, or amend the Series 2018-1 Prepayment Date set forth in (x) any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2018-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the second Business Day before the Series 2018-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2018-1 Prepayment Date be amended to a date earlier than the second Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable two Business Days prior to the date specified in the Prepayment Notice as the Series 2018-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each Series 2018-1 Noteholder of the Subclass subject to such Prepayment Notice to the extent such Series 2018-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2018-1 Noteholder. A Prepayment Notice may be revoked or amended by any Co-Issuer if the Trustee receives written notice of such revocation or amendment no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2018-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation or amendment to the Series 2018-1 Noteholders.

(h) Series 2018-1 Prepayments. On each Series 2018-1 Prepayment Date with respect to any Series 2018-1 Prepayment, the Series 2018-1 Prepayment Amount and the Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, applicable to such Series 2018-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2018-1 Prepayment Amount together with the applicable Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2018-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 2.05(d)(i) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2018-1 Distribution Account on or prior to the related Series 2018-1 Prepayment Date to be distributed in accordance with Section 2.05(j) of this Series Supplement.

(i) Indemnification Payments; Real Estate Disposition Proceeds. Any Indemnification Payments or Real Estate Disposition Proceeds allocated to the Senior Notes Principal Payments Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.12(g) of the Base Indenture, and any such funds allocable to the Series 2018-1 Senior Notes shall be deposited in the Series 2018-1 Distribution Account and used to prepay the Series 2018-1 Senior Notes to each Subclass pro rata (based on their respective portion of the Series 2018-1 Outstanding Principal Amount) on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with

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Indemnification Payments pursuant to this Section 2.05(i), the Co-Issuers shall not be obligated to pay any prepayment premium. The Co-Issuers shall, however, be obligated to pay any applicable Series 2018-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 2.05(e) of this Series Supplement in connection with any prepayment made with Real Estate Disposition Proceeds pursuant to this Section 2.05(i); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2018-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2018-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.

(j) Series 2018-1 Prepayment Distributions. On the Series 2018-1 Prepayment Date for each Series 2018-1 Prepayment to be made pursuant to this Section 2.05 in respect of the Series 2018-1 Senior Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2018-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 2.05(g) of this Series Supplement, for each Subclass receiving a Series 2018-1 Prepayment, wire transfer to the Series 2018-1 Noteholders of record on the preceding Prepayment Record Date for such Subclass on a pro rata basis, based on their respective portion of the Series 2018-1 Outstanding Principal Amount, the amount deposited in the Series 2018-1 Distribution Account pursuant to this Section 2.05, if any, in order to repay the applicable portion of the Series 2018-1 Outstanding Principal Amount of such Subclass and pay all accrued and unpaid interest thereon up to such Series 2018-1 Prepayment Date and any Series 2018-1 Class A-2 Make-Whole Prepayment Premium due to Series 2018-1 Noteholders of such Subclass payable on such date.

(k) Series 2018-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2018-1 Prepayment Date that will be the Series 2018-1 Final Payment Date for a Subclass; provided, however, that with respect to any Series 2018-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2018-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 2.05(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 2.05(k) to each Person in whose name a Series 2018-1 Senior Note for such Subclass is registered at the close of business on such Prepayment Record Date of the Series 2018-1 Prepayment Date that will be the Series 2018-1 Final Payment Date. Such written notice to be sent to the Series 2018-1 Noteholders of such Subclass shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2018-1 Final Payment will be made and shall specify that such Series 2018-1 Final Payment shall be payable only upon presentation and surrender of the Series 2018-1 Senior Notes of such Subclass and shall specify the place where the Series 2018-1 Senior Notes of such Subclass may be presented and surrendered for such Series 2018-1 Final Payment.

Section 2.06 Series 2018-1 Distribution Account.

(a) Establishment of Series 2018-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2018-1 Noteholders an account (the “Series 2018-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Noteholders. The Series 2018-1 Distribution Account shall be an Eligible Account. Initially, the Series 2018-1 Distribution Account will be established with the Trustee.

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(b) Administration of the Series 2018-1 Distribution Account. All amounts held in the Series 2018-1 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2018-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to any Series 2018-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2018-1 Distribution Account shall be invested at the direction of the Master Issuer as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2018-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2018-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2018-1 Noteholders.

(d) Series 2018-1 Distribution Account Constitutes Additional Collateral for Series 2018-1 Senior Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2018-1 Senior Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2018-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2018-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2018-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2018-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2018-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2018-1 Distribution Account Collateral”).

(e) Termination of Series 2018-1 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Senior Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2018-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 2.07 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2018-1 Distribution Account shall be the “Series 2018-1 Securities Intermediary.” If the Series 2018-1 Securities Intermediary in respect of the Series 2018-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2018-1 Securities Intermediary set forth in this Section 2.07.

(b) The Series 2018-1 Securities Intermediary agrees that:

(i) The Series 2018-1 Distribution Account is an account to which Financial Assets will or may be credited;

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(ii) The Series 2018-1 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2018-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2018-1 Distribution Account shall be registered in the name of the Series 2018-1 Securities Intermediary, indorsed to the Series 2018-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2018-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2018-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2018-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the Series 2018-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to the Series 2018-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2018-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2018-1 Distribution Account, the Series 2018-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii)    (A) The Series 2018-1 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement; (B) for purposes of all applicable UCCs, the State of New York shall be deemed to be the Series 2018-1 Securities Intermediary’s jurisdiction and the Series 2018-1 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York; (C) with respect to each Trustee Account, the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and (D) the Securities Intermediary represents that, on the date hereof, it has an office in the State of New York which is engaged in a business or other regular activity of maintaining securities accounts;

(viii) The Series 2018-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2018-1 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2018-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2018-1 Securities Intermediary to comply with entitlement orders as set forth in Section 2.07(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2018-1 Distribution Account, neither the Series

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2018-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2018-1 Distribution Account or any Financial Asset credited thereto. If the Series 2018-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2018-1 Distribution Account or any Financial Asset carried therein, the Series 2018-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-1 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2018-1 Distribution Account; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2018-1 Distribution Account.

Section 2.08 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, Holdco and the other Co-Issuers. The Series 2018-1 Noteholders by their acceptance of the Series 2018-1 Senior Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2018-1 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.04 of the Base Indenture.

Section 2.09 Replacement of Ineligible Accounts. If, at any time, the Series 2018-1 Distribution Account shall cease to be an Eligible Account (each, a “Series 2018-1 Ineligible Account”), the Master Issuer or any other Co-Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2018-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2018-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE III

FORM OF SERIES 2018-1 SENIOR NOTES

Section 3.01 Issuance of Series 2018-1 Senior Notes.

(a) The Series 2018-1 Senior Notes may be offered and sold in the aggregate Series 2018-1 Class A-2 Initial Principal Amount on the Series 2018-1 Closing Date by the Co-Issuers pursuant to the Series 2018-1 Note Purchase Agreement. The Series 2018-1 Senior Notes may be resold initially only to the Master Issuer or its Affiliates or (A) in the United States, to a Person that is not a Competitor and that is a QIB in a transaction meeting the requirements of Rule 144A, (B) outside the United States, to a Person that is not a Competitor and that is not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in a transaction meeting the requirements of Regulation S or (C) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act of 1933, as

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amended, and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States. The Series 2018-1 Senior Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2018-1 Senior Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2018-1 Senior Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2018-1 Senior Notes. The Series 2018-1 Senior Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(b) Restricted Global Notes. The Series 2018-1 Senior Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth in Exhibit A-1 or Exhibit A-4 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 3.01 and Section 3.02, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(c) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2018-1 Senior Notes offered and sold on the Series 2018-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth in Exhibit A-2 or Exhibit A-5 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2018-1 Note, such Series 2018-1 Senior Notes shall be referred to herein collectively, for purposes of this Section 3.01 and Section 3.02, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the forms set forth in Exhibit A-3 or Exhibit A-6 hereto, as hereinafter provided (collectively, for purposes of this Section 3.01 and Section 3.02, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(d) Definitive Notes. The Series 2018-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 3.01 and Section 3.02 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 3.01(d) in accordance with their terms and, upon complete exchange thereof, such Series 2018-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 3.02 Transfer Restrictions of Series 2018-1 Senior Notes.

(a) A Series 2018-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 3.02(a) shall not prohibit any transfer of a Series 2018-1 Senior Note that is

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issued in exchange for a Series 2018-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2018-1 Global Note effected in accordance with the other provisions of this Section 3.02.

(b) The transfer by a Series 2018-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2018-1 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.02(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2018-1 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2018-1 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.02(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2018-1 Note Owner holding

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such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2018-1 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.02(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2018-1 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2018-1 Global Note or any portion thereof is exchanged for Series 2018-1 Senior Notes other than Series 2018-1 Global Notes, such other Series 2018-1 Senior Notes may in turn be exchanged (upon transfer or otherwise) for Series 2018-1 Senior Notes that are not Series 2018-1 Global Notes or for a beneficial interest in a Series 2018-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 3.02(a) through Section 3.02(e) and Section 3.02(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2018-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2018-1 Note, interests in the Regulation S Global Notes representing such Series 2018-1 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 3.02(g) shall not prohibit any transfer in accordance with Section 3.02(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 3.02.

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(h) The Series 2018-1 Notes Restricted Global Notes, the Series 2018-1 Notes Regulation S Global Notes and the Series 2018-1 Notes Unrestricted Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A U.S. PERSON.

(i) The Series 2018-1 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS

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THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2018-1 Global Notes issued in connection with the Series 2018-1 Senior Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2018-1 Senior Notes except as provided herein. The legend required for a Series 2018-1 Notes Restricted Global Note may be removed from such Series 2018-1 Notes Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2018-1 Notes Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2018-1 Notes Restricted Global Note a Series 2018-1 Note or Series 2018-1 Senior Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2018-1 Notes Restricted Global Note has been removed from a Series 2018-1 Note as provided above, no other Series 2018-1 Note issued in exchange for all or any part of such Series 2018-1 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2018-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

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Section 3.03 Note Owner Representations and Warranties. Each Person who becomes a Series 2018-1 Note Owner pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2018-1 Note as follows:

(a) With respect to any purchase of Series 2018-1 Senior Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A and is aware that any sale of Series 2018-1 Senior Notes to it shall be made in reliance on Rule 144A. Its acquisition of Series 2018-1 Senior Notes in any such sale shall be for its own account or for the account of another QIB.

(b) With respect to any purchase of Series 2018-1 Senior Notes pursuant to Regulation S, at the time the buy order for such Series 2018-1 Senior Notes was originated, it was outside the United States and it was not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It has not been formed for the purpose of investing in the Series 2018-1 Senior Notes, except where each beneficial owner is a QIB (for Series 2018-1 Senior Notes acquired in the United States) or not a U.S. Person (for Series 2018-1 Senior Notes acquired outside the United States).

(d) It shall, and each account for which it is purchasing shall, hold and transfer at least the minimum denomination of Series 2018-1 Senior Notes.

(e) It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2018-1 Senior Notes from one or more book-entry depositories.

(f) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of Series 2018-1 Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Series 2018-1 Note Owner with the Trustee.

(g) It shall provide to each person to whom it transfers Series 2018-1 Senior Notes notices of any restrictions on transfer of such Series 2018-1 Senior Notes.

(h) It understands that (i) the Series 2018-1 Senior Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2018-1 Senior Notes have not been registered under the Securities Act, (iii) the Series 2018-1 Senior Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it shall, and each subsequent holder of a Series 2018-1 Senior Note is required to, notify any subsequent purchaser of a Series 2018-1 Senior Note of the resale restrictions set forth in clause (iii) above.

(i) It understands that the certificates evidencing the Series 2018-1 Global Notes will bear legends substantially similar to those set forth in Section 3.02(h) of this Series Supplement.

(j) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 3.02(i) of this Series Supplement.

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(k) It understands that the certificates evidencing the Series 2018-1 Global Notes will bear legends substantially similar to those set forth in Section 3.02(j) of this Series Supplement.

(l) Either (i) it is not acquiring or holding the Series 2018-1 Senior Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Series 2018-1 Senior Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(m) It understands that any subsequent transfer of the Series 2018-1 Senior Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2018-1 Senior Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(n) It is not a Competitor.

(o) If it is an ERISA Plan or is purchasing or holding the Series 2018-1 Senior Notes on behalf of or with “plan assets” of any ERISA Plan, for so long as the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) are in effect, (a) none of the Transaction Parties has acted as such ERISA Plan’s fiduciary, or has been relied upon for any advice, with respect to such ERISA Plan’s decision to acquire and hold the Series 2018-1 Senior Notes and none of the Transaction Parties will at any time be relied upon as such ERISA Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Series 2018-1 Senior Notes and (b) the decision to acquire and hold the Series 2018-1 Senior Notes has been made by a duly authorized fiduciary who is independent of the Transaction Parties and who (i) is a (A) bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (B) insurance carrier which is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such an ERISA Plan, (C) investment adviser registered under the Advisers Act or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (D) broker-dealer registered under the Securities Exchange Act of 1934, as amended or (E) “independent fiduciary” within the meaning of US Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, that holds or has at least $50 million of assets under management or control and will at all times that such ERISA Plan holds the Series 2018-1 Senior Notes hold or have under management or control, total assets of at least $50 million, (ii) in the case of an ERISA Plan that is an IRA, is not the IRA owner, beneficiary of the IRA or relative of the IRA owner or beneficiary, (iii) is capable of evaluating investment risks independently, both in general and with regard to the prospective investment in the Series 2018-1 Senior Notes, (iv) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire and hold the Series 2018-1 Senior Notes, (v) has exercised independent judgment in evaluating whether to invest the assets of such ERISA Plan in the Series 2018-1 Senior Notes, (vi) understands and has been fairly informed of the existence and the nature of the financial interests of the Transaction Parties in connection with such ERISA Plan’s acquisition of the

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Series 2018-1 Senior Notes, (vii) understands that the Transaction Parties are not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to such ERISA Plan, in connection with such ERISA Plan’s acquisition of the Series 2018-1 Senior Notes and (viii) confirms that no fee or other compensation will be paid directly to any of the Transaction Parties by such ERISA Plan, or any fiduciary, participant or beneficiary of such ERISA Plan, for the provision of investment advice (as opposed to other services) in connection with such ERISA Plan’s acquisition of the Series 2018-1 Senior Notes (it being understood that the foregoing representations are intended to comply with the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) and that if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect).

ARTICLE IV

GENERAL

Section 4.01 Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Statement with respect to the Series 2018-1 Senior Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to each Subclass of Series 2018-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Subclass of the Series 2018-1 Senior Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Subclass of the Series 2018-1 Senior Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, on each Subclass of the Series 2018-1 Senior Notes;

(v) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Accounting Date or any Cash Trapping Period is in effect, as of such Accounting Date;

(vi) the Quarterly DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(vii) the number of Open Domino’s Stores as of the last day of the preceding Quarterly Collection Period;

(viii) the amount of Global Retail Sales for the 13 Fiscal Periods ended on the last day of the immediately preceding Fiscal Period; and

(ix) the Series 2018-1 Available Senior Notes Interest Reserve Account Amount and the amount on deposit in the Cash Trap Reserve Account, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

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After the Co-Issuers furnish Same Store Sales Comparison Information for a Quarterly Collection Period to the SEC, the Co-Issuers shall furnish the Trustee with a revised Quarterly Noteholders’ Statement with respect to the Series 2018-1 Senior Notes which includes Same Store Sales Comparison Information. In the event that the Co-Issuers at any time are not required to report Same Store Sales Comparison Information to the SEC, the Co-Issuers shall nonetheless provide revised Quarterly Noteholders’ Statements containing Same Store Sales Comparison Information to the Trustee (and the Trustee shall make such Same Store Sales Comparison Information available in accordance with Section 4.04 of the Base Indenture) no later than the date that the Co-Issuers would have been required to furnish this information to the SEC had their obligations to provide this data not ceased.

Any Series 2018-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.04 of the Base Indenture.

Section 4.02 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 4.03 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 4.04 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 4.05 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 4.06 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 4.07 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.08 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 4.09 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2018-1 Senior Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2018-1 Senior Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the Co-Issuers have paid all sums payable hereunder.

Section 4.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

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Section 4.11 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S PIZZA MASTER ISSUER LLC,
as Co-Issuer

By:	/s/ Adam J. Gacek
Name:	Adam J. Gacek
Title:	Secretary

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:	/s/ Adam J. Gacek
Name:	Adam J. Gacek
Title:	Secretary

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:	/s/ Adam J. Gacek
Name:	Adam J. Gacek
Title:	Secretary

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:	/s/ Adam J. Gacek
Name:	Adam J. Gacek
Title:	Secretary

[Signature Page to 2018 Series Supplement]

CITIBANK, N.A., in its capacity as Trustee and
as Series 2018-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Senior Trust Officer

[Signature Page to 2018 Series Supplement]

ANNEX A

SERIES 2018-1

SUPPLEMENTAL DEFINITIONS LIST

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Cede” has the meaning set forth in Section 3.01(b) of the Series Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2018-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2018-1 Closing Date.

“Change in Management” means (i) more than 50% of DPL’s Leadership Team is terminated and/or resigns within 24 months of a Trigger Event, (ii) the chief executive officer and the chief financial officer of Holdco are terminated and/or resign within 24 months of a Trigger Event or (iii) there are five or fewer Continuing Directors within 24 months of a Trigger Event; provided, with respect to clauses (i) and (ii), that termination of such officer shall not include (a) a change in such officer’s status in the ordinary course of succession so long as such officer continues to be a member of DPL’s Leadership Team and continues to be associated with Holdco, Intermediate Holdco or DPL or their subsidiaries as an officer or director, or in a similar capacity, (b) retirement of such officer or (c) death or incapacitation of such officer.

“Change of Control” means the occurrence of a Trigger Event other than (a) through purchases of securities on a public securities exchange that does not result in a Change in Management or (b) in connection with an acquisition by any person or group that does not result in a Change in Management and as to which the Control Party has provided its prior written consent.

“Continuing Director” means (i) an individual that was a member of the board of directors of Holdco immediately prior to a Trigger Event or (ii) an individual that becomes a member of the board of directors of Holdco after such Trigger Event whose nomination for election or election to the board of directors is recommended or approved by a majority of the Continuing Directors.

“Definitive Notes” has the meaning set forth in Section 3.01(d) of the Series Supplement.

“DOL” means the U.S. Department of Labor.

“DTC” means The Depository Trust Company, and any successor thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plans” has the meaning set forth in Section 3.03(l) of the Series Supplement.

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.

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“Initial Purchasers” means, collectively, Guggenheim Securities, LLC, Goldman Sachs & Co. LLC and Rabo Securities USA, Inc.

“Leadership Team” means the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, President of Domino’s International, Executive Vice President of Supply Chain Services, Executive Vice President of Team U.S.A., Executive Vice President of Franchise Operations and Development, Executive Vice President of Communication, Investor Relations and Legislative Affairs, Executive Vice President and General Counsel, Executive Vice President and Chief Information Officer, President of Domino’s USA, and Executive Vice President and Chief People Officer of Holdco or any other position that contains substantially the same responsibilities as any of the positions listed above or reports to the President and Chief Executive Officer.

“Make-Whole End Date” has the meaning set forth in Section 2.05(e) of the Series Supplement.

“Offering Memorandum” means the Offering Memorandum, dated April 18, 2018, for the offering of the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Outstanding Series 2018-1 Senior Notes” means with respect to the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes, all such Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2018-1 Distribution Account and are available for payment of such Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes, (c) Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes that have been defeased in accordance with Section 12.1 of the Base Indenture, and (d) Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes in exchange for or in lieu of other Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes are held by a purchaser for value.

“Prepayment Notice” has the meaning set forth in Section 2.05(g) of the Series Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2018-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2018-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2018-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2018-1 Prepayment.

“Pricing Disclosure Package” has the meaning set forth in the Series 2018-1 Note Purchase Agreement.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means, with respect to each Subclass of Series 2018-1 Senior Notes, S&P Global Ratings and any other nationally recognized rating agency then rating any such Subclass of Series 2018-1 Senior Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2018-1 Senior Notes and any event or action to be taken or proposed to be taken requiring satisfaction of the Rating Agency Condition in the

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Indenture or in any other Related Document, including the issuance of additional Series of Notes, a condition that is satisfied if the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that the Manager has provided each Rating Agency and the Servicer with a written notification setting forth in reasonable detail such event or action and has actively solicited (by written request and by request via email and telephone) a Rating Agency Confirmation from each Rating Agency, and each Rating Agency has either provided the Manager with a Rating Agency Confirmation with respect to such event or action or informed the Manager that it declines to review such event or action; provided that:

(i) except in connection with the issuance of Additional Notes, as to which the conditions of clause (ii)(c) below will apply in all cases, the Rating Agency Condition in respect of any Rating Agency will be required to be satisfied in connection with any such event or action only if the Manager determines in its sole discretion that the policies of such Rating Agency permit it to deliver such Rating Agency Confirmation;

(ii) the Rating Agency Condition will not be required to be satisfied in respect of any Rating Agency if the Manager provides an Officer’s Certificate (along with copies of all written requests for such Rating Agency Confirmation and copies of all related email correspondence) to the Co-Issuers, the Servicer and the Trustee certifying that:

(a) the Manager has not received any response from such Rating Agency after the Manager has repeated such active solicitation (by request via telephone and by email) on or about the tenth Business Day and the fifteenth Business Day following the date of delivery of the initial solicitation;

(b) the Manager has no reason to believe that such event or action would result in such Rating Agency withdrawing its credit ratings on the Series 2018-1 Senior Notes or assigning credit ratings on the Series 2018-1 Senior Notes below the lower of (1) the then-current credit ratings on the Series 2018-1 Senior Notes or (2) the initial credit ratings assigned to such Series 2018-1 Senior Notes by such Rating Agency (without negative implications); and

(c) solely in connection with any issuance of Additional Notes, either:

(1) at least one Rating Agency has provided a Rating Agency Confirmation; or

(2) each Rating Agency has rated any Additional Notes that are Senior Notes no lower than the lower of (x) the then-current credit rating assigned to the Series 2018-1 Senior Notes by such Rating Agency or (y) the initial credit rating assigned by such Rating Agency (without negative implications) to the Series 2018-1 Senior Notes, or, if the Series 2018-1 Senior Notes do not rank on the same priority as such Additional Notes, the Control Party will have provided its written consent to the issuance of such Additional Notes; or

(3) none of the Additional Notes are Senior Notes.

“Rating Agency Confirmation” means, with respect to the Series 2018-1 Senior Notes, a confirmation from a Rating Agency that a proposed event or action will not result in (i) a withdrawal of its credit ratings on the Series 2018-1 Senior Notes or (ii) the assignment of credit ratings on the Series 2018-1 Senior Notes below the lower of (x) the then-current credit rating assigned to the Series 2018-1 Senior Notes by such Rating Agency or (y) the initial credit ratings assigned to such Series 2018-1 Senior Notes by such Rating Agency (without negative implications); provided, however, that solely in connection with an issuance of Additional Notes, a Rating Agency Confirmation of S&P Global Ratings will be required for each Series of Notes then rated by S&P Global Ratings at the time of such issuance of Additional Notes.

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“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 3.01(c) of the Series Supplement.

“Restricted Global Notes” has the meaning set forth in Section 3.01(b) of the Series Supplement.

“Restricted Period” means, with respect to any Series 2018-1 Class A-2-I Notes and Series 2018-1 Class A-2-II Notes sold pursuant to Regulation S, the period commencing on such Series 2018-1 Closing Date and ending on the 40th day after the Series 2018-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Same Store Sales Comparison Information” means, with respect to any Quarterly Collection Period, a comparison of (a) the sum of Gross Sales for each Open Domino’s Store for each day of such Quarterly Collection Period where such Open Domino’s Store had Gross Sales (i) on such day and (ii) for the corresponding day in the prior fiscal year of the Co-Issuers with (b) the sum of Gross Sales for each Open Domino’s Store for each day of the prior fiscal year of the Co-Issuers where such Open Domino’s Store had Gross Sales (i) on such day and (ii) for the corresponding day of the current fiscal year of the Co-Issuers.

“Series 2018-1 Anticipated Repayment Date” has the meaning set forth in Section 2.05(b) of the Series Supplement.

“Series 2018-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 2.02(b) of the Series Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2018-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2018-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2018-1 Class A-2-I Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-2-I Notes, which is $425,000,000.

“Series 2018-1 Class A-2-II Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-2-II Notes, which is $400,000,000.

“Series 2018-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2018-1 Prepayment Amount in respect of the applicable Subclass of the Series 2018-1 Senior Notes on which any prepayment premium is due, an amount (not less than zero) equal to (A) except as otherwise provided in clause (B) below with respect to the Series 2018-1 Class A-2-II Notes and the period referenced therein, (i) the discounted present value as of the relevant Series 2018-1 Make-Whole Premium Calculation Date for such Subclass of all future installments of interest and principal to be made on such Subclass (or such portion thereof to be prepaid), from the applicable Series 2018-1 Prepayment Date to and including the applicable Make-Whole End Date, assuming all Series 2018-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2018-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming the Series 2018-1 Notes Scheduled Principal Payments (or ratable amounts thereof based on the principal of such Subclass (or portion thereof) being prepaid) are to be made on each Quarterly Payment Date prior to such Make-Whole End Date and the entire remaining unpaid principal amount of such Subclass of Series 2018-1

4

Senior Notes or a portion thereof is paid on the applicable Make-Whole End Date for such Subclass minus (ii) the Outstanding Principal Amount of the Series 2018-1 Senior Notes of such Subclass (or portion thereof) being prepaid; and (B) solely with respect to the Series 2018-1 Class A-2-II Notes, if all Outstanding Notes will be prepaid (including by refinancing) in full, on any day from and including the Quarterly Payment Date in July 2021 to and including the Quarterly Payment Date in July 2022, then the Series 2018-1 Class A-2 Make Whole Prepayment Premium will be equal to (x) 101% of the Outstanding Principal Amount of the Series 2018-1 Class A-2-II Notes minus (y) the Outstanding Principal Amount of the Series 2018-1 Class A-2-II Notes.

For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond- equivalent basis), on the Series 2018-1 Make-Whole Premium Calculation Date for such Subclass, of the United States Treasury Security having a maturity closest to the Make-Whole End Date for such Subclass plus (y) 0.50%. For purposes of the Base Indenture, “Series 2018-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2018-1 Class A-2-I Notes” has the meaning specified in “Designation” of the Series Supplement.

“Series 2018-1 Class A-2-II Notes” has the meaning specified in “Designation” of the Series Supplement.

“Series 2018-1 Class A-2 Post-ARD Contingent Interest” has the meaning set forth in Section 2.04(b)(i) of the Series Supplement. For purposes of the Base Indenture, Series 2018-1 Class A-2 Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate” has the meaning set forth in Section 2.04(b)(i) of the Series Supplement.

“Series 2018-1 Class A-2 Quarterly Interest” means, with respect to each Subclass and any Interest Period for the Series 2018-1 Senior Notes, an amount equal to the sum of (a) the accrued interest at the applicable Series 2018-1 Note Rate on such Subclass’ Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Subclass of the Series 2018-1 Senior Notes on such day and also giving effect to repurchases and cancellations of such Series 2018-1 Senior Notes during such Interest Period), calculated based on a 360-day year consisting of twelve 30-day months and (b) the amount of any Senior Notes Interest Shortfall Amount with respect to such Subclass (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2018-1 Class A-2 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2018-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2018-1 Class A-2 Scheduled Principal Payments Amount for any Quarterly Payment Date plus any Series 2018-1 Class A-2 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2018-1 Senior Notes.

“Series 2018-1 Class A-2 Scheduled Principal Payment” means any payment of principal with respect to each Subclass of Series 2018-1 Senior Notes made pursuant to Section 2.02(d) of the Series Supplement. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

5

“Series 2018-1 Class A-2 Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date and a Subclass, an amount based on a 1.00% scheduled annual amortization, equal to 0.25% of the initial outstanding principal amount of such Subclass. In connection with any optional prepayment of principal of a Subclass of Series 2018-1 Senior Notes, any Indemnification Payment or Real Estate Dispositions applied to reduce the principal of a Subclass of Series 2018-1 Senior Notes or any repurchase and cancellation of a Subclass of Notes, the Series 2018-1 Class A-2 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date for such Subclass will be reduced ratably based on the amount of such prepayment or repurchase allocated to such Subclass relative to the Outstanding Principal Amount of such Subclass immediately prior to such prepayment or repurchase.

“Series 2018-1 Closing Date” means April 24, 2018.

“Series 2018-1 Default Rate” means, with respect to a Subclass, the Series 2018-1 Note Rate for such Subclass. For purposes of the Base Indenture, the “Series 2018-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2018-1 Distribution Account” has the meaning set forth in Section 2.06(a) of the Series Supplement.

“Series 2018-1 Distribution Account Collateral” has the meaning set forth in Section 2.06(d) of the Series Supplement.

“Series 2018-1 Final Payment” means, with respect to a Subclass, the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Senior Notes of such Subclass.

“Series 2018-1 Final Payment Date” means, with respect to a Subclass, the date on which the Series 2018-1 Final Payment for such Subclass is made.

“Series 2018-1 Global Notes” means, collectively, the Regulation S Global Notes, the Unrestricted Global Notes and the Restricted Global Notes.

“Series 2018-1 Ineligible Account” has the meaning set forth in Section 2.09 of the Series Supplement.

“Series 2018-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the Series 2018-1 Available Senior Notes Interest Reserve Account Amount over (ii) the Series 2018-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date.

“Series 2018-1 Interest Reserve Release Event” means (i) the Manager provides a certification to the Trustee on or before the Accounting Date that the Series 2018-1 Available Senior Notes Interest Reserve Account Amount will exceed the Series 2018-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date or (ii) any reduction in the Series 2018-1 Outstanding Principal Amount. The provision of the Quarterly Noteholders’ Statement by the Manager shall be deemed to satisfy clause (i) of this definition. For purposes of the Base Indenture, the “Series 2018-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2018-1 Legal Final Maturity Date” means the Quarterly Payment Date in July 2048. For purposes of the Base Indenture, the “Series 2018-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

6

“Series 2018-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 2.05(g) of the Series Supplement.

“Series 2018-1 Noteholder” means, the Person in whose name a Series 2018-1 Senior Note is registered in the Note Register.

“Series 2018-1 Note Owner” means, with respect to a Series 2018-1 Senior Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2018-1 Note Purchase Agreement” means the Purchase Agreement, dated April 18, 2018, by and among the Initial Purchasers, the Co-Issuers, the Guarantors, the Manager, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time, relating to the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes.

“Series 2018-1 Note Rate” means, (a) with respect to the Series 2018-1 Class A-2-I Notes, a fixed rate of 4.116% per annum and (b) with respect to the Series 2018-1 Class A-2-II Notes, a fixed rate of 4.328% per annum.

“Series 2018-1 Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2018-1 Notes Interest Reserve Amount exceeds the Series 2018-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2018-1 Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2018-1 Notes Interest Reserve Amount exceeds (b) the Series 2018-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2018-1 Final Payment Date or the Series 2018-1 Legal Final Maturity Date, the Series 2018-1 Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2018-1 Notes Interest Reserve Amount” means, for any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount equal to (i) the sum, for each Subclass of Series 2018-1 Senior Notes, of the Outstanding Principal Amount of such Subclass as of the immediately preceding Quarterly Payment Date (after giving effect to any principal payments on such date) multiplied by the applicable Series 2018-1 Note Rate for such Subclass, and divided by (ii) four.

“Series 2018-1 Outstanding Principal Amount” means, with respect to each Subclass, when used with respect to any date, an amount equal to (a) the Initial Principal Amount of such Subclass, minus (b) the aggregate amount of principal payments (whether pursuant to Series 2018-1 Class A-2 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to the Series 2018-1 Noteholders with respect to such Subclass on or prior to such date. For purposes of the Base Indenture, the “Series 2018-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2018-1 Prepayment” has the meaning set forth in Section 2.05(e) of the Series Supplement.

“Series 2018-1 Prepayment Amount” has the meaning set forth in Section 2.05(g) of the Series Supplement.

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“Series 2018-1 Prepayment Date” means the date on which any prepayment on the Series 2018-1 Senior Notes is made pursuant to Section 2.05(d)(i), Section 2.05(d)(ii), Section 2.05(f) or Section 2.05(i) of the Series Supplement, which shall be, with respect to any Series 2018-1 Prepayment pursuant to Section 2.05(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2018-1 Prepayment in connection with a Rapid Amortization Period or Real Estate Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2018-1 Securities Intermediary” has the meaning set forth in Section 2.07(a) of the Series Supplement.

“Series 2018-1 Senior Notes” means, collectively, the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes.

“Series 2018-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series Supplement.

“Series Non-Amortization Test” means, with respect to the Series 2018-1 Senior Notes, a test that will be satisfied on any Quarterly Payment Date if (i) the Holdco Leverage Ratio is less than or equal to 5.0x as of the Accounting Date preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing.

“Series Supplement” has the meaning set forth in the first paragraph.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing investments by plans, accounts and arrangements not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (including governmental plans, certain church plans and non-U.S. plans), and the conduct of the fiduciaries of such plans, accounts and arrangements.

“Specified Rating Agencies” means any of S&P Global Ratings, Moody’s or Fitch, as applicable.

“Transaction Party” means any of the Co-Issuers, a Guarantor or an Initial Purchaser.

“Trigger Event” means an event or series of events by which (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan; provided that such person does not have the right to direct the voting of securities included in such employee benefit plan) acquires ownership or control, either directly or indirectly, of more than 35% of the Equity Interests of the Master Issuer or an amount of Equity Interests of the Master Issuer that entitles such “person” or “group” to exercise more than 35% of the voting power in the Equity Interests of the Master Issuer (including by reason of a change in the ownership of the Equity Interests in, or voting power of, Holdco, Intermediate Holdco, DPL or the SPV Guarantor).

“Unrestricted Global Notes” has the meaning set forth in Section 3.01(c) of the Series Supplement.

“U.S. Person” has the meaning set forth in Section 3.01(a) of the Series Supplement.

8

EXHIBIT A-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-1-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-1-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-I NOTE

No. R-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 25755T AJ9

ISIN Number: US25755TAJ97

Common Code: 181454580

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.116% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2018-1 Class A-2-I Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-1-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-I Notes of the Co-Issuers designated as their $425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2018-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-I Notes will be made pro rata to the Series 2018-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-1-7

the Series 2018-1 Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-I Noteholder, by acceptance of a Series 2018-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-I Noteholder and upon all future Series 2018-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is

Exh A-1-8

subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-10

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2018-1

CLASS A-2-I NOTE

The initial principal balance of this Restricted Global Series 2018-1 Class A-2-I Note is $[        ]. The following exchanges of an interest in this Restricted Global Series 2018-1 Class A-2-I Note for an interest in a corresponding Regulation S Global Series 2018-1 Class A-2-I Note or an Unrestricted Global Series 2018-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-1-11

EXHIBIT A-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2018-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN

Exh A-2-2

REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Exh A-2-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2018-1 CLASS A-2-I NOTE

No. S-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AJ6

ISIN Number: USU2583EAJ65

Common Code: 181454946

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.116% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2018-1 Class A-2-I Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-4

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-I Notes of the Co-Issuers designated as their $425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2018-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-I Notes will be made pro rata to the Series 2018-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-2-8

the Series 2018-1 Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-I Noteholder, by acceptance of a Series 2018-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-I Noteholder and upon all future Series 2018-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is

Exh A-2-9

subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-11

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2018-1

CLASS A-2-I NOTE

The initial principal balance of this Regulation S Global Series 2018-1 Class A-2-I Note is $[        ]. The following exchanges of an interest in this Regulation S Global Series 2018-1 Class A-2-I Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2-I Note or an Unrestricted Global Series 2018-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-12

EXHIBIT A-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-3-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-3-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-I NOTE

No. U-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AJ6

ISIN Number: USU2583EAJ65

Common Code: 181454946

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.116% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2018-1 Class A-2-I Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-3-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-3-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-3-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-3-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-I Notes of the Co-Issuers designated as their $425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2018-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-I Notes will be made pro rata to the Series 2018-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-3-7

Series 2018-1 Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-I Noteholder, by acceptance of a Series 2018-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-I Noteholder and upon all future Series 2018-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is

Exh A-3-8

subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-3-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

                    , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-3-10

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2018-1

CLASS A-2-I NOTE

The initial principal balance of this Unrestricted Global Series 2018-1 Class A-2-I Note is $[        ]. The following exchanges of an interest in this Unrestricted Global Series 2018-1 Class A-2-I Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2-I Note or a Regulation S Global Series 2018-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-3-11

EXHIBIT A-4

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-4-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE

REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-4-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-II NOTE

No. R-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 25755T AK6

ISIN Number: US25755TAK60

Common Code: 181454776

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.328% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2018-1 Class A-2-II Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-4-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-4-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-4-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-4-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-II Notes of the Co-Issuers designated as their $400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2018-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-II Notes will be made pro rata to the Series 2018-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-4-7

the Series 2018-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-II Noteholder, by acceptance of a Series 2018-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-II Noteholder and upon all future Series 2018-1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of

Exh A-4-8

ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-4-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-4-10

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2018-1

CLASS A-2-II NOTE

The initial principal balance of this Restricted Global Series 2018-1 Class A-2-II Note is $[        ]. The following exchanges of an interest in this Restricted Global Series 2018-1 Class A-2-II Note for an interest in a corresponding Regulation S Global Series 2018-1 Class A-2-II Note or an Unrestricted Global Series 2018-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-4-11

EXHIBIT A-5

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2018-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-5-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN

Exh A-5-2

REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Exh A-5-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2018-1 CLASS A-2-II NOTE

No. S-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AK3

ISIN Number: USU2583EAK39

Common Code: 181455039

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.328% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2018-1 Class A-2-II Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-5-4

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-5-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-5-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-5-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-II Notes of the Co-Issuers designated as their $400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2018-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-II Notes will be made pro rata to the Series 2018-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-5-8

the Series 2018-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-II Noteholder, by acceptance of a Series 2018-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-II Noteholder and upon all future Series 2018-1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of

Exh A-5-9

ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-5-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-5-11

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2018-1

CLASS A-2-II NOTE

The initial principal balance of this Regulation S Global Series 2018-1 Class A-2-II Note is $[        ]. The following exchanges of an interest in this Regulation S Global Series 2018-1 Class A-2-II Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2-II Note or an Unrestricted Global Series 2018-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-5-12

EXHIBIT A-6

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-6-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-6-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2-II NOTE

No. U-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AK3

ISIN Number: USU2583EAK39

Common Code: 181455039

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2018-1 4.328% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 25, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2018-1 Class A-2-II Note (this “Note”) at the applicable Series 2018-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing July 25, 2018 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 24, 2018 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Post-ARD

Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-6-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 3.01(d) and Section 3.02 of the Series 2018-1 Supplement, as applicable.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-6-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-6-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-6-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2-II Notes of the Co-Issuers designated as their $400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2018-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2-II Notes will be made pro rata to the Series 2018-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by,

Exh A-6-7

the Series 2018-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2-II Noteholder, by acceptance of a Series 2018-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2-II Noteholder and upon all future Series 2018-1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of

Exh A-6-8

ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2018-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-6-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-6-10

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2018-1

CLASS A-2-II NOTE

The initial principal balance of this Unrestricted Global Series 2018-1 Class A-2-II Note is $[        ]. The following exchanges of an interest in this Unrestricted Global Series 2018-1 Class A-2-II Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2-II Note or a Regulation S Global Series 2018-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-6-11

EXHIBIT B-1

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2018-1 CLASS A-2-I NOTES OR SERIES 2018-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

REGULATION S GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC [$425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I][$400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated April 18, 2018, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.    the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.    at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

Exh B-1-1

3.    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.    if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6.    the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

7.    the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8.    the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

9.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

12.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

13.    the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

14.    the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2018-1 Class A-2 Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend;

15.    either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA,

Exh B-1-2

Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

16.    the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

17.    if the Transferee is an ERISA Plan or is purchasing or holding the Notes on behalf of or with “plan assets” of any ERISA Plan, for so long as the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) are in effect, (a) none of the Transaction Parties has acted as such ERISA Plan’s fiduciary, or has been relied upon for any advice, with respect to such ERISA Plan’s decision to acquire and hold the Notes and none of the Transaction Parties will at any time be relied upon as such ERISA Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Notes and (b) the decision to acquire and hold the Notes has been made by a duly authorized fiduciary who is independent of the Transaction Parties and who (i) is a (A) bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (B) insurance carrier which is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such an ERISA Plan, (C) investment adviser registered under the Advisers Act or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (D) broker-dealer registered under the Securities Exchange Act of 1934, as amended or (E) “independent fiduciary” within the meaning of US Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, that holds or has at least $50 million of assets under management or control and will at all times that such ERISA Plan holds the Notes hold or have under management or control, total assets of at least $50 million, (ii) in the case of an ERISA Plan that is an IRA, is not the IRA owner, beneficiary of the IRA or relative of the IRA owner or beneficiary, (iii) is capable of evaluating investment risks independently, both in general and with regard to the prospective investment in the Notes, (iv) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire and hold the Notes, (v) has exercised independent judgment in evaluating whether to invest the assets of such ERISA Plan in the Notes, (vi) understands and has been fairly informed of the existence and the nature of the financial interests of the Transaction Parties in connection with such ERISA Plan’s acquisition of the Notes, (vii) understands that the Transaction Parties are not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to such ERISA Plan, in connection with such ERISA Plan’s acquisition of the Notes and (viii) confirms that no fee or other compensation will be paid directly to any of the Transaction Parties by such ERISA Plan, or any fiduciary, participant or beneficiary of such ERISA Plan, for the provision of investment advice (as opposed to other services) in connection with such ERISA Plan’s acquisition of the Notes (it being understood that the foregoing representations are intended to comply with the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) and that if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect);

18.    the Transferee is not a Competitor; and

Exh B-1-3

19.    the Transferee is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 5 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 5 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 5 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 5 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Domino’s SPV Canadian Holding Company Inc.

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Exh B-1-4

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2018-1 CLASS A-2-I NOTES OR SERIES 2018-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

UNRESTRICTED GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC [$425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I][$400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated April 18, 2018, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.    the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.    at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

Exh B-2-1

3.    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.    the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

6.    the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7.    the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

8.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12.    the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above.

13.    the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2018-1 Class A-2 Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend;

14.    either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

Exh B-2-2

15.    the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

16.    if the Transferee is an ERISA Plan or is purchasing or holding the Notes on behalf of or with “plan assets” of any ERISA Plan, for so long as the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) are in effect, (a) none of the Transaction Parties has acted as such ERISA Plan’s fiduciary, or has been relied upon for any advice, with respect to such ERISA Plan’s decision to acquire and hold the Notes and none of the Transaction Parties will at any time be relied upon as such ERISA Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Notes and (b) the decision to acquire and hold the Notes has been made by a duly authorized fiduciary who is independent of the Transaction Parties and who (i) is a (A) bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (B) insurance carrier which is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such an ERISA Plan, (C) investment adviser registered under the Advisers Act or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (D) broker-dealer registered under the Securities Exchange Act of 1934, as amended or (E) “independent fiduciary” within the meaning of US Code of Federal Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, that holds or has at least $50 million of assets under management or control and will at all times that such ERISA Plan holds the Notes hold or have under management or control, total assets of at least $50 million, (ii) in the case of an ERISA Plan that is an IRA, is not the IRA owner, beneficiary of the IRA or relative of the IRA owner or beneficiary, (iii) is capable of evaluating investment risks independently, both in general and with regard to the prospective investment in the Notes, (iv) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire and hold the Notes, (v) has exercised independent judgment in evaluating whether to invest the assets of such ERISA Plan in the Notes, (vi) understands and has been fairly informed of the existence and the nature of the financial interests of the Transaction Parties in connection with such ERISA Plan’s acquisition of the Notes, (vii) understands that the Transaction Parties are not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to such ERISA Plan, in connection with such ERISA Plan’s acquisition of the Notes and (viii) confirms that no fee or other compensation will be paid directly to any of the Transaction Parties by such ERISA Plan, or any fiduciary, participant or beneficiary of such ERISA Plan, for the provision of investment advice (as opposed to other services) in connection with such ERISA Plan’s acquisition of the Notes (it being understood that the foregoing representations are intended to comply with the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) and that if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect);

17.    the Transferee is not a Competitor; and

18.    the Transferee is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

Exh B-2-3

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Domino’s SPV Canadian Holding Company Inc.

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Exh B-2-4

EXHIBIT B-3

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2018-1 CLASS A-2-I NOTES OR SERIES 2018-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTEREST IN REGULATION S GLOBAL NOTES OR

UNRESTRICTED GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF

AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 30th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:    Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s IP Holder LLC [$425,000,000 Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I][$400,000,000 Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of April 24, 2018 (the “Series 2018-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2018-1 Securities Intermediary and calculation agent. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of

Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated April 18, 2018, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Master Issuer or an Affiliate of the Master Issuer or as follows:

1.    the Transferee is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

2.    the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

Exh B-3-1

3.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5.    the Transferee understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

6.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; and

7.    the Transferee is not a Competitor.

The Transferee hereby certifies that it is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

If the Transferee is an ERISA Plan or is purchasing or holding the Notes on behalf of or with “plan assets” of any ERISA Plan, for so long as the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) are in effect, (a) none of the Transaction Parties has acted as such ERISA Plan’s fiduciary, or has been relied upon for any advice, with respect to such ERISA Plan’s decision to acquire and hold the Notes and none of the Transaction Parties will at any time be relied upon as such ERISA Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Notes and (b) the decision to acquire and hold the Notes has been made by a duly authorized fiduciary who is independent of the Transaction Parties and who (i) is a (A) bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States, (B) insurance carrier which is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of such an ERISA Plan, (C) investment adviser registered under the Advisers Act or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (D) broker-dealer registered under the Securities Exchange Act of 1934, as amended or (E) “independent fiduciary” within the meaning of US Code of Federal

Exh B-3-2

Regulations 29 C.F.R. Section 2510.3-21(c), as amended from time to time, that holds or has at least $50 million of assets under management or control and will at all times that such ERISA Plan holds the Notes hold or have under management or control, total assets of at least $50 million, (ii) in the case of an ERISA Plan that is an IRA, is not the IRA owner, beneficiary of the IRA or relative of the IRA owner or beneficiary, (iii) is capable of evaluating investment risks independently, both in general and with regard to the prospective investment in the Notes, (iv) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire and hold the Notes, (v) has exercised independent judgment in evaluating whether to invest the assets of such ERISA Plan in the Notes, (vi) understands and has been fairly informed of the existence and the nature of the financial interests of the Transaction Parties in connection with such ERISA Plan’s acquisition of the Notes, (vii) understands that the Transaction Parties are not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to such ERISA Plan, in connection with such ERISA Plan’s acquisition of the Notes and (viii) confirms that no fee or other compensation will be paid directly to any of the Transaction Parties by such ERISA Plan, or any fiduciary, participant or beneficiary of such ERISA Plan, for the provision of investment advice (as opposed to other services) in connection with such ERISA Plan’s acquisition of the Notes (it being understood that the foregoing representations are intended to comply with the DOL’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997) and that if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect).

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                     ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Exh B-3-3

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Domino’s SPV Canadian Holding Company Inc.

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Exh B-3-4

EXHIBIT C

FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT

Exh C-1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:

Quarterly Collection Period Ending:

                             Quarterly Payment Date:

Debt Service Coverage Ratios and Senior ABS Leverage
	Senior ABS Leverage		Quarterly DSCR
Current Period
One Period Prior
Two Periods Prior
Three Periods Prior

System Performance Domestic
	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Store Transfers during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period
Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

International
	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period
Net Change in Open Stores during Quarterly Collection Period
Open Stores at end of Quarterly Collection Period	Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period

Global Retail Sales	Domestic	International	Total System Wide
Global Retail Sales for the Trailing 13 Fiscal Periods

Potential Events			Material Concern
i. Potential Rapid Amortization Event ii. Potential Manager Termination Event

Cash Trapping		Commenced	Date of Commencement

i   a. Partial Cash Trapping Period

b.  Full Cash Trapping Period

ii   Cash Trapping Percentage during Quarterly Collection Period

iii  Cash Trapping Percentage following current Quarterly Payment Date

iv.   Cash Trapping Percentage during prior Quarterly Collection Period

v.  Partial Cash Trapping Release Event

vi.   Full Cash Trapping Release Event

Occurrence Dates		Commenced	Date of Commencement
i. Rapid Amortization Event ii. Default iii. Event of Default iv. Manager Termination Event

Non-Amortization Test		Commenced	Date of Commencement
i. Non-Amortization Period

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:

Quarterly Collection Period Ending:

                             Quarterly Payment Date:

Allocation of Funds
1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:
i. Outstanding Principal Balances	$
a. Advances Under Series 2017-1 Class A-1 Notes	$
b. Series 2015-1 Class A-2-II Notes	$
c. Series 2017-1 Class A-2-I Notes	$
d. Series 2017-1 Class A-2-II Notes	$
e. Series 2017-1 Class A-2-III Notes	$
f. Series 2018-1 Class A-2-I Notes	$
g. Series 2018-1 Class A-2-II Notes	$
h. Senior Subordinated Notes	$
i. Subordinated Notes	$
ii. Reserve Account Balances	$
a. Available Senior Notes Interest Reserve Account Amount (1)	$
b. Available Senior Subordinated Notes Interest Reserve Account Amount	$
c. Available Cash Trap Reserve Account Amount (1)	$
2. Retained Collections for Current Quarterly Payment Date:
i. Franchisee Payments	$
a. Domestic Continuing Franchise Fees	$
b. International Continuing Franchise Fees	$
c. Initial Franchise Fees	$
d. Other Franchise Fees	$
e. PULSE Maintenance Fees	$
f. PULSE License Fees	$
g. Technology Fees	$
h. Franchisee Insurance Proceeds	$
i. Other Franchisee Payments	$
ii. Company-Owned Stores License Fees	$
iii. Third-Party License Fees	$
iv. Product Purchase Payments	$
v. Co-Issuers Insurance Proceeds	$
vi. Asset Disposition Proceeds	$
vii. Excluded Amounts	$
viii. Other Collections	$
ix. Investment Income	$
x. HoldCo L/C Agreement Fee Income	$
Less:
xiii. Excluded Amounts	$
a. Advertising Fees	$
b. Company-Owned Store Advertising Fees	$
c. Third-Party Matching Expenses	$
xiv. Product Purchase Payments	$
xiv. Bank Account Expenses	$
Plus:
xvi. Aggregate Weekly Distributor Profit Amount	$
xvii. Retained Collections Contributions	$
xviii. Total Retained Collections	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:

Quarterly Collection Period Ending:

                             Quarterly Payment Date:

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:	$
i. Retained Collections for Quarterly Collection Period	$
Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	$
iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	$
iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	$
v. Manager Advances Reimbursement Amounts	$
vi. PULSE Maintenance Fees	$
vii. Technology Fees	$
viii. Administrative Expenses	$
vix. Investment Income	$
vx. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$
viii. Net Cash Flow for Quarterly Collection Period	$
ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$
x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	$
xi. Adjusted Net Cash Flow for Quarterly Collection Period	$

1.	Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
i. Required Interest on Senior and Senior Subordinated Notes
Series 2017-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
ii. Required Principal on Senior and Senior Subordinated Notes
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-III Quarterly Scheduled Principal	$
Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$
iii. Other
Series 2017-1 Class A-1 Quarterly Commitment Fees	$
iv. Total Debt Service	$
v. Other Payments to Noteholders Relating to Notes
Series 2017-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:

Quarterly Collection Period Ending:

                             Quarterly Payment Date:

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:
i. All available deposits in Series 2017-1 Class A-1 Distribution Account	$
ii. All available deposits in Series 2015-1 Class A-2-II Distribution Account	$
iii. All available deposits in Series 2017-1 Class A-2-I Distribution Account	$
iv. All available deposits in Series 2017-1 Class A-2-II Distribution Account	$
v. All available deposits in Series 2017-1 Class A-2-III Distribution Account	$
vi. All available deposits in Series 2018-1 Class A-2-I Distribution Account	$
vii. All available deposits in Series 2018-1 Class A-2-II Distribution Account	$
viii. Total on Deposit in Distribution Accounts	$
6. Distributions for Current Quarterly Payment Date:
Series 2017-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2017-1 Class A-1 Notes	$
ii. Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2017-1 Class A-1 Notes	$
iii. Principal payments to Series 2017-1 Class A-1 Notes	$
iv. Payment of Series 2017-1 Class A-1 Notes Breakage Amounts	$
Series 2015-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2015-1 Class A-2-II Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$
iii. Principal payment to Series 2015-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$
Series 2017-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-I Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-I Notes	$
iii. Principal payment to Series 2017-1 Class A-2-I Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-I Notes	$
Series 2017-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-II Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-II Notes	$
iii. Principal payment to Series 2017-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-II Notes	$
Series 2017-1 Class A-2-III Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-III Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-III Notes	$
iii. Principal payment to Series 2017-1 Class A-2-III Notes	$
iv. Make-Whole Premium related to Series 2017-1 Class A-2-III Notes	$
Series 2018-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-I Notes	$
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-I Notes	$
iii. Principal payment to Series 2018-1 Class A-2-I Notes	$
iv. Make-Whole Premium related to Series 2018-1 Class A-2-I Notes	$
Series 2018-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-II Notes	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:

Quarterly Collection Period Ending:

                             Quarterly Payment Date:

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-II Notes	$
iii. Principal payment to Series 2018-1 Class A-2-II Notes	$
iv. Make-Whole Premium related to Series 2018-1 Class A-2-II Notes	$
Total Allocations from Distribution Accounts	$
7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$
ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$
iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$
8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$
ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$
iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$
9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$
ii. Less draws on Available Cash Trap Reserve Account Amount	$
iii. Less Cash Trapping Release Amount	$
iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$
10. Real Estate Disposition Proceeds
i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$
ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$
11. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):
i. Series 2017-1 Class A-1 Notes	$
ii. Series 2015-1 Class A-2-II Notes	$
iii. Series 2017-1 Class A-2-I Notes	$
iv. Series 2017-1 Class A-2-II Notes	$
v. Series 2017-1 Class A-2-III Notes	$
vi. Series 2018-1 Class A-2-I Notes	$
vii. Series 2018-1 Class A-2-II Notes	$
viii. Senior Subordinated Notes	$
ix. Subordinated Notes	$
x. Reserve account balances:
a. Available Senior Notes Interest Reserve Account Amount	$
b. Available Senior Subordinate Notes Interest Reserve Account Amount	$
c. Available Cash Trap Reserve Account Amount	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

                    by:

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Quarterly Manager’s Certificate

For the Quarterly Collection Period starting on and ending on

Quarterly Payment Date
Quarterly Collection Period
Beginning Date
Ending Date

System Performance

Domestic	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Store Transfers during the Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period
Open Stores at end of Quarterly Collection Period

International	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period
Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period
Open Stores at end of Quarterly Collection Period Same Store Sales

	Franchise	Company Owned	International
Same-Store Sales Growth for Quarterly Collection Period Global Retail Sales

	Domestic	International	Total System Wide
Global Retail Sales for the Trailing 13 Fiscal Periods

Collections and Retained Collections

Collections
Franchisee Payments
Domestic Continuing Franchise Fees	$
International Continuing Franchise Fees	$
Initial Franchise Fees	$
Other Franchise Fees	$
PULSE Maintenance Fees	$
PULSE License Fees	$
Technology Fees	$
Franchisee Insurance Proceeds	$
Other Franchisee Payments	$
Company-Owned Stores License Fees	$
Third-Party License Fees	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Product Purchase Payments	$
Co-Issuers Insurance Proceeds	$
Asset Disposition Proceeds	$
Excluded Amounts	$
Other Collections	$
Investment Income	$
HoldCo L/C Agreement Fee Income	$
Total Collections during Quarterly Collection Period	$
LESS: Excluded Amounts	$
Advertising Fees	$
Company-Owned Stores Advertising Fees	$
Third-Party Matching Expenses	$
Product Purchase Payments	$
Bank Account Expenses	$
PLUS: Aggregate Weekly Distributor Profit Amount	$
Retained Collections Contributions	$

Retained Collections during Quarterly Collection Period	$
Number of Retained Collection Contributions made since Initial Closing Date
Number of Retained Collection Contributions made during current annual period
Aggregate amount of Retained Collections Contributions made during Quarterly Collection Period

Servicer Advances made during Quarterly Collection Period
Manager Advances made during Quarterly Collection Period

Indemnification Payments received during Quarterly Collection Period

Weekly Manager Amount

Open Stores in Contiguous U.S. as of end of prior Quarterly Collection Period

Base Annual Management Fee	$
Step-Up for every 100 Open Domino’s Stores in Contiguous U.S.	$
Annual inflation factor

Management Fee Pre-Inflation Adjustment	$
Inflation Adjustment
Deal Year
Inflation Adjustment

Weekly Management Fee Amount	$
Total Weekly Management Fee Amount for Quarterly Collection Period	$

Covenants

Calculation of DSCR
Net Cash Flow for Current Quarterly Payment Date:
Retained Collections for Quarterly Collection Period	$
Less:
Servicing Fees, Liquidation Fees and Workout Fees	$
Securitization Entities Operating Expenses paid during Quarterly Collection Period	$
Weekly Manager Fee Amounts paid during Quarterly Collection Period	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Manager Advances Reimbursement Amounts	$
PULSE Maintenance Fees	$
Technology Fees	$
Administrative Expenses	$
Investment Income	$
Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$
Net Cash Flow for Quarterly Collection Period	$

Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$
Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year
Adjusted Net Cash Flow for Quarterly Collection Period	$

Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
Required Interest on Senior and Senior Subordinated Notes
Series 2017-1 Class A-1 Quarterly Interest and L/C Fees	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Senior Subordinated Quarterly Interest	$
Required Principal on Senior and Senior Subordinated Notes
Series 2015-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2017-1 Class A-2-III Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2018-1 Class A-2-I Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal (excluding effects of Non-Amortization)	$
Senior Subordinated Scheduled Principal	$
Other
Series 2017-1 Class A-1 Quarterly Commitment Fees	$
Total Debt Service	$

Debt Service Coverage Ratios

Quarterly Payment Date	Quarterly Interest Only DSCR incl. Retained Coll. Contrib.	Quarterly DSCR incl. Retained Coll. Contrib.	Quarterly DSCR not incl. Retained Coll. Contrib.

Leverage Ratios

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Quarterly Payment Date	Holdco Leverage	Senior ABS Leverage

Cash Trap Trigger Matrix

Quarterly DSCR	Cash Trapping Percentage
< 1.50×	100%
< 1.75×	50%
>= 1.75×	0%

Quarterly DSCR Triggers	Event Triggered	Commencement Date
Full Cash Trapping Period
Partial Cash Trapping Period
Rapid Amortization Event
Manager Termination Event
Event of Default
Default

Potential Events		Material Concern
Potential Rapid Amortization Event
Potential Manager Termination Event

Cash Trapping Percentages
Cash Trapping Percentage during Quarterly Collection Period
Cash Trapping Percentage following Current Quarterly Payment Date
Cash Trap Release Amounts
Partial Step-Down Cash Trapping Release occurred
Full Step-Down Cash Trapping Release occurred
Aggregate amount on deposit in the Cash Trap Reserve Account	$
(a) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 50%	$
(b) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 100%	$
Cash Trapping Release Amount	$
Debt Service Amount
Series 2017-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
Senior Subordinated Quarterly Interest	$
Series 2017-1 Class A-1 Quarterly Commitment Fees	$
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-I Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-II Quarterly Scheduled Principal	$
Series 2017-1 Class A-2-III Scheduled Principal	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Series 2018-1 Class A-2-I Quarterly Scheduled Principal		$
Series 2018-1 Class A-2-II Quarterly Scheduled Principal		$
Senior Subordinated Scheduled Principal		$
Series 2018-1 Debt Service Amount		$
Series 2018-1 Class A-2 Quarterly Contingent Additional Interest		$ -
Series 2017-1 Class A-1 Quarterly Contingent Additional Interest		$ -
Series 2017-1 Class A-2 Quarterly Contingent Additional Interest		$ -
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest		$ -
Real Estate Disposition Proceeds
Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date		$ -
Plus: Additional Real Estate Disposition Proceeds		$ -
Less: Reinvested Real Estate Disposition Proceeds		$ -
Real Estate Disposition Proceeds Prepayments		$ -
Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date		$ -
Extension Periods	Commenced	Date of Commencement
i. Series 2017-1 Class A-1 first renewal period ii. Series 2017-1 Class A-1 first second period
Non-Amortization Test	Commenced	Date of Commencement
Non-Amortization Period
Outstanding Principal Balances
Series 2017-1 Class A-1 Advance Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-1 Swingline Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-1 L/C Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2015-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-I Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2017-1 Class A-2-III Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2018-1 Class A-2-I Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Series 2018-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$
Senior Subordinated Notes outstanding
As of Prior Quarterly Payment Date		$
As of Current Quarterly Payment Date		$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Subordinated Notes outstanding
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Prepayments
Amount of Series 2015-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date	$
Series 2015-1 Class A-2-II Make-Whole Prepayment Premium	$
Amount of Series 2017-1 Class A-2-I Notes to be prepaid on Quarterly Payment Date	$
Series 2017-1 Class A-2-I Make-Whole Prepayment Premium	$
Amount of Series 2017-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date	$
Series 2017-1 Class A-2-II Make-Whole Prepayment Premium	$
Amount of Series 2017-1 Class A-2-III Notes to be prepaid on Quarterly Payment Date	$
Series 2017-1 Class A-2-III Make-Whole Prepayment Premium	$
Amount of Series 2018-1 Class A-2-I Notes to be prepaid on Quarterly Payment Date	$
Series 2018-1 Class A-2-I Make-Whole Prepayment Premium	$
Amount of Series 2018-1 Class A-2-II Notes to be prepaid on Quarterly Payment Date	$
Series 2018-1 Class A-2-II Make-Whole Prepayment Premium	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Priority of Payments

Priority of Payments during Quarterly Collection Period
i.	Indemnification and Real Estate Disposition Proceeds Payments to
	Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account		$
ii.	a.	Reimbursement of Servicing Advances first to the Trustee, then to the Servicer	$
	b.	Reimbursement of Manager Advances to the Manager	$
	c.	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer	$
iii.	Successor Manager Transition Expenses		$
iv.	a.	Weekly Management Fee Amount	$
	b.	PULSE Maintenance Fees	$
	c.	Technology Fees	$
v.	a.	Capped Securitization Operating Expenses Amount to Master Issuer	$
	b.	Post-Default Capped Trustee Expenses Amount to Trustee	$
vi.	a.	Senior Notes Accrued Interest Amount to the Senior Notes Interest Account	$
	b.	Series Hedge Payment Amount to the Series Hedge Payment Account	$
vii.	Class A-1 Senior Notes Accrued Commitment Fees to Class A-1 Senior Notes Commitment Fees Account		$
viii.	Capped Class A-1 Senior Notes Administrative Expenses Amount to the Administrative Agent		$
ix.	Senior Subordinated Notes Accrued Interest Amount to the Senior Subordinated Notes Interest Account		$
x.	Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account		$
xi.	Senior Subordinated Notes Interest Reserve Account Deficit Amount to the Senior Subordinated Notes Interest Reserve Account		$
xii.	a.	Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account	$
	b.	Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account	$
xiii.	Senior Notes Scheduled Principal Catch-Up Amount		$
xiv.	a.	Supplemental Management Fee to the Manager	$
	b.	Weekly Distribution Services Reimbursement Amount	$
xv.	If no Rapid Amortization Period is continuing, if a Class A-1 Senior Notes Amortization Event is continuing all remaining funds to the Senior Notes Principal Payments Account for the Class A-1 Senior Notes		$
xvi.	If no Rapid Amortization Period is continuing, deposit of Cash T rapping Amount to Cash Trap Reserve Account		$
xvii.	If a Rapid Amortization Period is continuing, all remaining funds to Senior Notes Principal Payments Account		$
xviii.	a.	Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the Senior Subordinated Notes Principal Payment Account	$
	b.	Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Senior Subordinated Notes Principal Payment Account	$
xix.	Senior Subordinated Notes Scheduled Principal Catch-Up Amount
xx.	If Rapid Amortization Period, all remaining funds allocated to Senior Subordinated Notes Principal Payments Account		$
xxi.	Excess Securitization Operating Expenses Amount		$
xxii.	Excess Class A-1 Senior Notes Administrative Expenses Amounts		$
xxiii.	Class A-1 Senior Notes Other Amounts		$
xxiv.	Subordinated Notes Accrued Quarterly Interest Amount		$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

xxv.		Subordinated Notes Accrued Scheduled Principal Payments Amount	$
xxvi.		Subordinated Notes Scheduled Principal Catch-Up Amount	$
xxvii.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$
xxviii.		Senior Notes Accrued Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent Interest Account	$
xxix.		Senior Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Senior Subordinated Notes Post-ARD Contingent Interest Account	$
xxx.		Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Subordinated Notes Post-ARD Contingent Interest Account	$
xxxi.	a.	Series Hedge Payment Amount constituting termination payment to the Series Hedge Payment Account	$
	b.	Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement	$
xxxii.		Payment of Environmental Remediation Expenses Amount	$
xxxii.		Senior Notes unpaid premiums and make-whole premiums to Senior Notes Principal Payment Account	$
xxxiv.		Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal Payment Account	$
xxxv.		Subordinated Notes unpaid premiums and make-whole premiums to Subordinated Notes Principal Payment Account	$
xxxvi.		Weekly Equipment Purchasing Reimbursement Amount	$
xxxvii.		Manager direction to the Lease Concentration, Equipment Holder or Real Estate Holder Accounts	$
xxxviii.		Total Residual Amount	$

Series Allocations
	(a)	Indemnification and Real Estate Disposition Proceeds Payments
		Allocated to Series 2017-1 Class A-1 Notes	$
		Allocated to Series 2015-1 Class A-2-II Notes	$
		Allocated to Series 2017-1 Class A-2-I Notes	$
		Allocated to Series 2017-1 Class A-2-II Notes	$
		Allocated to Series 2017-1 Class A-2-III Notes	$
		Allocated to Series 2018-1 Class A-2-I Notes	$
		Allocated to Series 2018-1 Class A-2-II Notes	$
	(b)	Senior Notes Accrued Quarterly Interest Amount
		Series 2017-1 Class A-1 Quarterly Interest	$
		Series 2015-1 Class A-2-II Quarterly Interest	$
		Series 2017-1 Class A-2-I Quarterly Interest	$
		Series 2017-1 Class A-2-II Quarterly Interest	$
		Series 2017-1 Class A-2-III Quarterly Interest	$
		Series 2018-1 Class A-2-I Quarterly Interest	$
		Series 2018-1 Class A-2-II Quarterly Interest	$
	(c)	Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
		Series 2017-1 Class A-1 Quarterly Commitment Fees	$
	(d)	Capped Class A-1 Senior Notes Administrative Expenses Amounts
		Series 2017-1 Class A-1 Administrative Expenses	$
	(e)	Senior Notes Interest Reserve Account Deficit Amount
		Series 2017-1/2015-1 Senior Notes Interest Reserve Account Deficit Amount	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

(f)	Cash Trapping Amount
	Series 2017-1/2015-1 Cash Trapping Amount	$
(g)	Allocation of funds for payment of Scheduled Principal on Senior Notes
	Allocated to Series 2017-1 Class A-1 Notes	$
	Allocated to Series 2015-1 Class A-2-II Notes	$
	Allocated to Series 2017-1 Class A-2-I Notes	$
	Allocated to Series 2017-1 Class A-2-II Notes	$
	Allocated to Series 2017-1 Class A-2-III Notes	$
	Allocated to Series 2018-1 Class A-2-I Notes	$
	Allocated to Series 2018-1 Class A-2-II Notes	$
(h)	Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
	Allocated to Series 2017-1 Class A-1 Notes	$
	Allocated to Series 2015-1 Class A-2-II Notes	$
	Allocated to Series 2017-1 Class A-2-I Notes	$
	Allocated to Series 2017-1 Class A-2-II Notes	$
	Allocated to Series 2017-1 Class A-2-III Notes	$
	Allocated to Series 2018-1 Class A-2-I Notes	$
	Allocated to Series 2018-1 Class A-2-II Notes	$
(i)	Class A-1 Senior Notes Other Amounts
	Series 2017-1 Class A-1 Other Amounts	$
(j)	Senior Notes Quarterly Contingent Additional Interest Amounts
	Series 2017-1 Class A-1 Quarterly Contingent Additional Interest	$
	Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
	Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
	Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$
	Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
	Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
	Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$
Adjustment Amounts for Quarterly Payment Date
	Class A-1 Senior Notes Interest Adjustment Amount	$
	Class A-1 Senior Notes Commitment Fee Adjustment Amount	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Reserve Accounts

Quarterly Collection Period
Available Senior Notes Interest Reserve Account Amount as of the last Business Day of the preceding Quarterly Collection Period	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Withdrawal related to Legal Final Maturity Date	$
Other Released Amounts	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$
Available Senior Notes Interest Reserve Account Amount as of the last Business Day of the current Quarterly Collection Period	$
Available Cash Trap Reserve Account Amount as of the last Business Day of the preceding Quarterly Collection Period	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Subordinated Notes Aggregate Quarterly Interest	$
Senior Notes Aggregate Scheduled Principal	$
Senior Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Subordinated Notes Aggregate Quarterly Interest	$
Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Servicer and Manager Advances	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (16) of Priority of Payments	$
Available Cash Trap Reserve Account Amount as of the last Business Day of the current Quarterly Collection Period	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Manager’s Statement this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Dates / Periods
Next Quarterly Payment Date
Quarterly Collection Period
Beginning Date
Ending Date

Weekly Collection Period
Beginning Date
Ending Date

Weekly Allocation Date

Collections and Retained Collections

Collections
Franchisee Payments
Domestic Continuing Franchise Fees	$
International Continuing Franchise Fees	$
Initial Franchise Fees	$
Other Franchise Fees	$
PULSE Maintenance Fees	$
PULSE License Fees	$
Technology Fees	$
Franchisee Insurance Proceeds	$
Other Franchisee Payments	$
Company-Owned Stores License Fees	$
Third-Party License Fees	$
Product Purchase Payments	$
Co-Issuers Insurance Proceeds	$
Asset Disposition Proceeds	$
Excluded Amounts	$
Other Collections	$
Investment Income	$
HoldCo L/C Agreement Fee Income	$
Total Collections during Weekly Collection Period	$
LESS: ExcludedAmounts
Advertising Fees	$
Company-Owned Stores Advertising Fees	$
Third-Party Matching Expenses	$
Product Purchase Payments	$
Bank Account Expenses	$
PLUS: Weekly Distributor Profit Amount	$
Retained Collections Contributions	$
Retained Collections during Weekly Collection Period	$
Indemnification Payments received during Weekly Collection Period	$
Real Estate Disposition Proceeds	$
Manager Advances	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Fees, Expenses and Debt Service
Fees and expenses payable on Weekly Allocation Date
Servicing Fees, Liquidation Fees and Workout Fees	$
Weekly Management Amount	$
Manager Advances Reimbursement Amount	$
PULSE Maintenance Fees	$
Technology Fees	$
Capped Securitization Operating Expenses Amount	$
Post-Default Capped Trustee Expenses Amounts	$
Capped Class A-1 Senior Notes Administrative Expenses Amount	$
Supplemental Management Fee	$
Excess Securitization Operating Expenses Amount	$
Excess Class A-1 Senior Notes Administrative Expenses Amount	$
Class A-1 Senior Notes Other Amounts	$
Accrued amounts related to Notes
Senior Notes Accrued Quarterly Interest Amount	$
Senior Subordinated Notes Accrued Quarterly Interest Amount	$
Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount	$
Senior Notes Interest Reserve Account Deficit Amount	$
Senior Subordinated Notes Interest Reserve Account Deficit Amount	$
Senior Notes Accrued Targeted Principal Payments Amount	$
Senior Subordinated Notes Accrued Targeted Principal Payments Amount	$
Subordinated Notes Accrued Quarterly Interest Amount	$
Subordinated Notes Accrued Targeted Principal Payments Amount	$
Senior Notes Accrued Quarterly Contingent Additional Interest Amount	$
Senior Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount	$
Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount	$
Weekly Aggregate Extension Prepayment Amount	$
Principal Balances
Series 2017-1 Class A-1 Advance Notes outstanding
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2017-1 Class A-1 Swingline Notes outstanding
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2017-1 Class A-1 L/C Notes outstanding
As of Prior Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2015-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Weekly Allocation Date
As of Current Weekly Allocation Date
Series 2017-1 Class A-2-I Notes Outstanding Principal Amount	$
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2017-1 Class A-2-II Notes Outstanding Principal Amount	$
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2017-1 Class A-2-III Notes Outstanding Principal Amount
As of Prior Weekly Allocation Date	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

As of Current Weekly Allocation Date	$
Series 2018-1 Class A-2-I Notes Outstanding Principal Amount
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Series 2018-1 Class A-2-II Notes Outstanding Principal Amount
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Senior Subordinated Notes outstanding
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Subordinated Notes outstanding
As of Prior Weekly Allocation Date	$
As of Current Weekly Allocation Date	$
Non-Amortization Test
Non-Amortization Period
Date of Non-Amortization Period Commencement

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

WeeklyAllocation of Funds

Funds Available
Retained Collections	$
Indemnification and Real Estate Disposition Proceeds Payments	$

Triggers
Cash Trapping Percentage
Rapid Amortization Period

WeeklyAllocation
i. Indemnification and Real Estate Disposition Proceeds Payments to Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$
ii. a. Reimbursement of Servicing Advances first to the Trustee, then to the Servicer	$
b. Reimbursement of Manager Advances to the Manager	$
c. Servicing Fees, Liquidation Fees and Workout Fees to the Servicer	$
iii. Successor Manager Transition Expenses	$
iv. a. Weekly Management Fee Amount	$
b. PULSE Maintenance Fees	$
c. Technology Fees	$
v. a. Capped Securitization Operating Expenses Amount to Master Issuer	$
b. Post-Default Capped Trustee Expenses Amount to Trustee	$
vi. a. Senior Notes Accrued Interest Amount to the Senior Notes Interest Account	$
b. Series Hedge Payment Amount to the Series Hedge Payment Account	$
vii. Class A-1 Senior Notes Accrued Commitment Fees to Class A-1 Senior Notes Commitment Fees Account	$
viii. Capped Class A-1 Senior Notes Administrative Expenses Amount to the Administrative Agent	$
ix. Senior Subordinated Notes Accrued Interest Amount to the Senior Subordinated Notes Interest Account	$
x. Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account	$
xi. Senior Subordinated Notes Interest Reserve Account Deficit Amount to the Senior Subordinated Notes Interest Reserve Account	$
xii. a. Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account	$
b. Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account	$
xiii. Senior Notes Scheduled Principal Catch-Up Amount	$
xiv. a. Supplemental Management Fee to the Manager	$
b. Weekly Distribution Services Reimbursement Amount	$

xv.    If no Rapid Amortization Period is continuing, if a Class A-1 Senior Notes Amortization Event is continuing all remaining funds to the Senior Notes Principal Payments Account for the Class A-1 Senior Notes

$
xvi. If no Rapid Amortization Period is continuing, deposit of Cash Trapping Amount to Cash Trap Reserve Account	$
xvii. If a Rapid Amortization Period is continuing, all remaining funds to Senior Notes Principal Payments Account	$
xviii. a. Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the Senior Subordinated Notes Principal Payment Account	$
b. Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Senior Subordinated Notes Principal Payment Account	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

xix. Senior Subordinated Notes Scheduled Principal Catch-Up Amount	$
xx. If Rapid Amortization Period, all remaining funds allocated to Senior Subordinated Notes Principal Payments Account	$
xxi. Excess Securitization Operating Expenses Amount	$
xxii. Excess Class A-1 Senior Notes Administrative Expenses Amounts	$
xxiii. Class A-1 Senior Notes Other Amounts	$
xxiv. Subordinated Notes Accrued Quarterly Interest Amount	$
xxv. Subordinated Notes Accrued Scheduled Principal Payments Amount	$
xxvi. Subordinated Notes Scheduled Principal Catch-Up Amount	$
xxvii. If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$
xxviii. Senior Notes Accrued Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent Interest Account	$
xxix. Senior Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Senior Subordinated Notes Post-ARD Contingent Interest Account	$
xxx. Subordinated Notes Accrued Post-ARD Contingent Interest Amount to the Subordinated Notes Post-ARD Contingent Interest Account	$
xxxi. a. Series Hedge Payment Amount constituting termination payment to the Series Hedge Payment Account	$
b. Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement	$
xxxii. Payment of Environmental Remediation Expenses Amount	$
xxxiii. Senior Notes unpaid premiums and make-whole premiums to Senior Notes Principal Payment Account	$
xxxiv Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal Payment Account	$
xxxv. Subordinated Notes unpaid premiums and make-whole premiums to Subordinated Notes Principal Payment Account	$
xxxvi. Weekly Equipment Purchasing Reimbursement Amount	$
xxxvii. Manager direction to the Lease Concentration, Equipment Holder or Real Estate Holder Accounts	$
xxxviii. Total Residual Amount	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Series Allocations

(a) Indemnification and Real Estate Disposition Proceeds Payments
Allocated to Series 2017-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
(b) Senior Notes Accrued Quarterly Interest Amount
Series 2017-1 Class A-1 Quarterly Interest	$
Series 2015-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-I Quarterly Interest	$
Series 2017-1 Class A-2-II Quarterly Interest	$
Series 2017-1 Class A-2-III Quarterly Interest	$
Series 2018-1 Class A-2-I Quarterly Interest	$
Series 2018-1 Class A-2-II Quarterly Interest	$
(c) Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
Series 2017-1 Class A-1 Quarterly Commitment Fees	$
(d) Capped Class A-1 Senior Notes Administrative Expenses Amounts
Series 2017-1 Class A-1 Administrative Expenses	$
(e) Senior Notes Interest Reserve Account Deficit Amount
Series 2017-1/2015-1 Senior Notes Interest Reserve Account Deficit Amount	$
(f) Cash Trapping Amount
Series 2017-1/2015-1 Cash Trapping Amount	$
(g) Allocation of funds for payment of Scheduled Principal on Senior Notes
Allocated to Series 2017-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
(h) Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
Allocated to Series 2017-1 Class A-1 Notes	$
Allocated to Series 2015-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-I Notes	$
Allocated to Series 2017-1 Class A-2-II Notes	$
Allocated to Series 2017-1 Class A-2-III Notes	$
Allocated to Series 2018-1 Class A-2-I Notes	$
Allocated to Series 2018-1 Class A-2-II Notes	$
(i) Class A-1 Senior Notes Other Amounts
Series 2017-1 Class A-1 Other Amounts	$
(j) Senior Notes Quarterly Contingent Additional Interest Amounts
Series 2017-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2017-1 Class A-2-II Quarterly Contingent Additional Interest	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$
Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC Domino’s IP Holder LLC

Weekly Manager’s Certificate

Weekly Allocation Date

Reserve Account Amounts

Available Senior Notes Interest Reserve Account Amount as of Prior Weekly Payment Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Withdrawal related to Legal Final Maturity Date	$
Other Released Amounts	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$
Available Senior Notes Interest Reserve Account Amount as of Current Weekly Payment Date	$
Available Cash Trap Reserve Account Amount as of Prior Weekly Payment Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Interest	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Subordinated Notes Aggregate Quarterly Interest	$
Senior Notes Aggregate Scheduled Principal	$
Senior Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Subordinated Notes Aggregate Quarterly Interest	$
Subordinated Notes Aggregate Quarterly Scheduled Principal	$
Servicer and Manager Advances	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (16) of Priority of Payments	$
Available Cash Trap Reserve Account Amount as of Current Weekly Payment Date	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Weekly Manager’s Certificate this

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by: